SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2003

                             Northwest Bancorp, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Federal                        0-23817                  23-2900888
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


Liberty and Second Streets, Warren, Pennsylvania                         16365
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:           (814) 726-2140



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.      Other Events

         On January 24, 2003, Northwest Bancorp, MHC, the mutual holding company parent of Northwest Bancorp, Inc., completed its acquisition of Leeds Federal Bankshares, MHC, Leeds Federal Bankshares, Inc. and Leeds Federal Savings Bank. As part of the acquisition, the stockholders of Leeds Federal Bankshares, Inc., except for Leeds Federal Bankshares, MHC, received $32.00 per share for each share of Leeds Federal Bankshares, Inc. common stock owned. Reference is made to the press release dated January 24, 2003, attached as exhibit 99.1 hereto, for additional information.

Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

         The following Exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99.1                          Press Release dated January 24, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NORTHWEST BANCORP, INC.



DATE: January 30, 2003                  By: /s/ Gregory C. LaRocca
                                           -------------------------------------
                                           Gregory C. LaRocca
                                           Executive Vice President
                                           (Duly Authorized Representative)

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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99.1                          Press Release dated January 24, 2003